Washington Federal, Inc.
Fact Sheet
September 30, 2013
($ in Thousands)

Exhibit 99.2
	3/13 QTR		6/13 QTR		9/13 QTR

Loan Loss Reserve - Total	$122,884		$118,104		$116,741
General	114,039		111,617		113,268
Specific	8,845		6,487		3,473
Allowance as a % of Gross Loans	1.57%		1.52%		1.46%

Regulatory Capital Ratios (ex. holding co.)
Tangible	1,611,534	12.54%	1,619,714	12.70%	1,609,914	12.59%
Core	1,611,534	12.54%	1,619,714	12.70%	1,609,914	12.59%
Risk Based	1,691,369	26.67%	1,700,116	26.59%	1,693,227	25.64%

	3/13 QTR	3/13 YTD	6/13 QTR	6/13 YTD	9/13 QTR	9/13 YTD
Loan Originations - Total	$357,450	$753,909	$505,423	$1,259,332	$706,703	$1,966,035
Single-Family Residential	112,141	300,042	187,489	487,531	219,779	707,310
Construction - Speculative	38,166	75,195	41,261	116,456	56,990	173,446
Construction - Custom	37,168	53,590	70,296	123,886	180,270	304,156
Land - Acquisition & Development	6,740	7,772	5,660	13,432	9,158	22,590
Land - Consumer Lot Loans	1,990	5,915	4,928	10,843	3,481	14,324
Multi-Family	51,961	120,289	60,715	181,004	128,632	309,636
Commercial Real Estate	42,534	80,555	34,527	115,082	48,495	163,577
Commercial & Industrial	56,915	91,829	87,269	179,098	46,711	225,809
HELOC	9,779	18,531	13,154	31,685	13,187	44,872
Consumer	56	191	124	315	—	315

Washington Federal, Inc.
Fact Sheet
September 30, 2013
($ in Thousands)

	3/13 QTR	3/13 YTD	6/13 QTR	6/13 YTD	9/13 QTR	9/13 YTD
Loan Servicing Fee Income	$2,048	$3,932	$2,055	$5,987	$2,598	$8,585
Other Fee Income	1,432	3,063	1,303	4,366	998	5,363
Total Fee Income	$3,481	$6,996	$3,357	$10,353	$3,596	$13,949

Operating Expenses/Average Assets	1.26%	1.23%	1.28%	1.25%	1.32%	1.27%
Efficiency Ratio	41.55	39.84	41.71	40.46	41.98	40.85
Amortization of Intangibles	$371	$725	$660	$1,385	$400	$1,786

Repayments
Loans	$580,023	$1,181,072	$597,659	$1,778,731	$574,330	$2,353,061
MBS	148,635	271,973	121,188	393,161	117,339	510,500

EOP Numbers
Shares Issued and Outstanding	105,011,626		103,422,427		102,484,796

Share repurchase information
Remaining shares auth. for repurchase	2,993,234	2,993,234	993,234	993,234	9,872,834	9,872,834
Shares repurchased	498,782	3,194,796	2,000,000	5,194,796	1,120,400	6,315,196
Average share repurchase price	$16.99	$16.66	$16.91	$16.75	$20.71	$17.46

Washington Federal, Inc.
Fact Sheet
September 30, 2013
($ in Thousands)

Tangible Common Book Value	3/13 QTR	6/13 QTR	9/13 QTR
$ Amount	$1,671,296	$1,658,174	$1,673,317
Per Share	15.92	16.03	16.33

# of Employees	1,439	1,423	1,457
Tax Rate - Going Forward	36.00%	36.00%	36.15%

Investments
Available-for-sale:
Agency MBS	$1,103,698	$1,037,389	$1,251,176
Other	918,970	1,020,755	1,109,772
	$2,022,668	$2,058,144	$2,360,948
Held-to-maturity:
Agency MBS	$1,469,983	$1,589,779	$1,654,666
Other	—	—	—
	$1,469,983	$1,589,779	$1,654,666

Washington Federal, Inc.
Fact Sheet
September 30, 2013
($ in Thousands)

	AS OF 3/31/13		AS OF 6/30/13		AS OF 9/30/13
Gross Loan Portfolio by Category *	AMOUNT	%	AMOUNT	%	AMOUNT	%
Single-Family Residential	$5,390,741	68.7%	$5,269,292	67.9%	$5,373,950	67.2%
Construction - Speculative	122,543	1.6	116,363	1.5	130,778	1.6
Construction - Custom	217,349	2.8	237,952	3.1	302,722	3.8
Land - Acquisition & Development	99,511	1.3	91,452	1.2	81,660	1.0
Land - Consumer Lot Loans	133,875	1.7	132,360	1.7	124,984	1.6
Multi-Family	733,037	9.4	749,253	9.6	835,598	10.5
Commercial Real Estate	634,662	8.1	639,372	8.2	625,293	7.8
Commercial & Industrial	296,839	3.8	336,844	4.3	326,450	4.1
HELOC	137,473	1.8	134,899	1.7	133,631	1.7
Consumer	64,082	0.8	60,630	0.8	55,479	0.7
	7,830,112	100.0%	7,768,417	100.0%	7,990,545	100.0%
Less:
ALL	122,884		118,104		116,741
Loans in Process	189,336		189,677		275,577
Discount on Acquired Loans	40,346		37,568		34,143
Deferred Net Origination Fees	33,330		32,562		36,054
Sub-Total	385,896		377,911		462,515
	$7,444,216		$7,390,506		$7,528,030

Net Loan Portfolio by Category *	AMOUNT	%	AMOUNT	%	AMOUNT	%
Single-Family Residential	$5,284,951	71.0%	$5,175,389	70.0%	$5,281,131	70.2%
Construction - Speculative	74,728	1.0	70,283	1.0	73,424	1.0
Construction - Custom	119,888	1.6	126,702	1.7	127,846	1.7
Land - Acquisition & Development	81,156	1.1	74,852	1.0	65,534	0.9
Land - Consumer Lot Loans	128,833	1.7	127,317	1.7	120,345	1.6
Multi-Family	697,535	9.4	716,495	9.7	786,508	10.4
Commercial Real Estate	587,157	7.9	600,146	8.1	592,216	7.9
Commercial & Industrial	276,899	3.7	312,487	4.2	300,207	4.0
HELOC	133,413	1.8	131,156	1.8	129,929	1.7
Consumer	59,657	0.8	55,678	0.8	50,889	0.7
	$7,444,216	100.0%	$7,390,506	100.0%	$7,528,030	100.0%
* Excludes covered loans

Washington Federal, Inc.
Fact Sheet
September 30, 2013
($ in Thousands)

	AS OF 3/31/13			AS OF 6/30/13			AS OF 9/30/13
Deposits by State	AMOUNT	%	#	AMOUNT	%	#	AMOUNT	%	#
WA	$4,223,245	46.1%	63	$4,196,436	46.2%	63	$4,230,693	46.6%	63
ID	554,208	6.1	16	549,214	6.1	16	545,781	6.0	16
OR	2,027,733	22.2	52	1,981,204	21.9	47	1,993,863	21.9	44
UT	330,855	3.6	10	327,373	3.6	10	330,044	3.6	10
NV	194,594	2.1	4	194,741	2.1	4	191,182	2.1	4
TX	94,410	1.0	4	98,876	1.1	4	101,458	1.1	4
AZ	1,108,467	12.1	23	1,101,588	12.2	23	1,086,447	12.0	23
NM	618,713	6.8	16	614,065	6.8	18	610,803	6.7	18
Total	$9,152,225	100.0%	188	$9,063,497	100.0%	185	$9,090,271	100.0%	182

Deposits by Type	AMOUNT	%		AMOUNT	%		AMOUNT	%
Checking (noninterest)	$424,844	4.6%		$423,828	4.7%		$447,368	4.9%
NOW (interest)	827,364	9.0		790,807	8.7		800,516	8.8
Savings (passbook/stmt)	383,421	4.2		392,182	4.3		404,938	4.5
Money Market	1,889,083	20.6		1,841,765	20.3		1,888,020	20.8
CD's	5,627,513	61.5		5,614,915	62.0		5,549,429	61.0
Total	$9,152,225	100.0%		$9,063,497	100.0%		$9,090,271	100.0%

Deposits greater than $250,000 - EOP	$1,301,512			$1,266,544			$1,336,054

Washington Federal, Inc.
Fact Sheet
September 30, 2013
($ in Thousands)

	3/13 QTR		6/13 QTR		9/13 QTR
Non-Performing Assets	AMOUNT	%	AMOUNT	%	AMOUNT	%
Non-accrual loans:
Single-Family Residential	$111,572	74.9%	$104,252	70.1%	$100,460	76.5%
Construction - Speculative	7,943	5.3	3,776	2.5	4,560	3.5
Construction - Custom	105	0.1	—	—	—	—
Land - Acquisition & Development	12,177	8.2	9,586	6.4	2,903	2.2
Land - Consumer Lot Loans	3,385	2.3	3,712	2.5	3,337	2.5
Multi-Family	2,802	1.9	6,653	4.5	6,573	5.0
Commercial Real Estate	10,395	7.0	14,348	9.7	11,736	8.9
Commercial & Industrial	210	0.1	5,072	3.4	477	0.4
HELOC	247	0.2	871	0.6	263	0.2
Consumer	197	0.1	385	0.3	990	0.8
Total non-accrual loans	149,033	100.0%	148,655	100.0%	131,299	100.0%
Total REO	83,141		73,084		72,925
Total REHI	13,901		11,664		9,392
Total non-performing assets	$246,075		$233,403		$213,616

Total non-performing assets as a
% of total assets	1.88%		1.79%		1.63%

Washington Federal, Inc.
Fact Sheet
September 30, 2013
($ in Thousands)

	3/13 QTR		6/13 QTR		9/13 QTR
	AMOUNT	%	AMOUNT	%	AMOUNT	%
Restructured loans:
Single-Family Residential	$360,721	86.4%	$362,753	87.4%	$356,576	85.8
Construction - Speculative	12,033	2.9	11,136	2.7	10,733	2.6
Construction - Custom	1,196	0.3	1,196	0.3	1,196	0.3
Land - Acquisition & Development	10,731	2.6	7,367	1.8	7,211	1.7
Land - Consumer Lot Loans	13,522	3.2	13,241	3.2	12,706	3.1
Multi-Family	10,250	2.5	8,480	2.0	7,557	1.8
Commercial Real Estate	7,295	1.8	9,684	2.3	18,539	4.5
Commercial & Industrial	—	—	—	—	56	—
HELOC	1,090	0.3	1,089	0.3	1,088	0.3
Consumer	—	—	11	—	33	—
Total restructured loans (2)	416,838	100.0%	414,957	100.0%	$415,696	100.0%

(2) Restructured loans were as follows:
Performing	$395,077	94.8%	$391,754	94.4%	$391,415	94.2%
Non-accrual *	21,761	5.2	23,203	5.6	24,281	5.8
* Included in "Total non-accrual loans" above	$416.838	100.0%	$414,957	100.0%	$415,696	100.0%

Washington Federal, Inc.
Fact Sheet
September 30, 2013
($ in Thousands)

	3/13 QTR		6/13 QTR		9/13 QTR
	AMOUNT	CO %**	AMOUNT	CO %**	AMOUNT	CO %**
Net Charge-offs by Category
Single-Family Residential	$2,773	0.21%	$3,887	0.30%	$(482)	(0.04)%
Construction - Speculative	(78)	(0.25)	15	0.05	135	0.41
Construction - Custom	—	—	481	0.81	—	—
Land - Acquisition & Development	(429)	(1.72)	375	1.64	(2,345)	(11.49)
Land - Consumer Lot Loans	574	1.72	211	0.64	222	0.71
Multi-Family	644	0.35	(156)	(0.08)	—	—
Commercial Real Estate	137	0.09	(3)	—	389	0.25
Commercial & Industrial	15	0.02	6	0.01	1,008	1.24
HELOC	15	0.04	24	0.07	69	0.21
Consumer	292	1.82	(60)	(0.40)	117	0.84
Total net charge-offs	$3,943	0.20%	$4,780	0.25%	$(887)	(0.04)%
** Annualized Net Charge-offs divided by Gross Balance

SOP 03-3
Accretable Yield	$118,413		$107,434		$115,513
Non-Accretable Yield	212,644		212,644		194,794
Total Contractual Payments	$331,057		$320,078		$310,307

Interest Rate Risk
One Year GAP		(8.2)%		(16.0)%		(12.9)%
NPV post 200 bps shock*		16.83%		16.40%		17.42%
Change in NII after 200 bps shock*		2.00%		(2.60)%		(1.6)%
* Assumes no balance sheet management

CD's Repricing	Amount	Rate	Amount	Rate	Amount	Rate
Within 3 months	$940,064	0.60%	$1,412,140	0.82%	$1,106,415	0.71%
From 4 to 6 months	1,382,754	0.84	1,083,198	0.72	1,290,152	0.71
From 7 to 9 months	752,633	0.92	600,955	0.85	567,405	0.70
From 10 to 12 months	489,362	0.82	565,777	0.71	638,684	0.81

Washington Federal, Inc.
Fact Sheet
September 30, 2013
($ in Thousands)

Historical CPR Rates ***
	WAFD	WAFD
Average for Quarter Ended	SFR Mortgages	GSE MBS
12/31/2011	22.0%	32.6%
3/31/2012	19.5	27.5
6/30/2012	20.9	30.7
9/30/2012	22.9	30.7
12/31/2012	25.0	18.2
3/31/2013	24.0	21.7
6/30/2013	26.8	17.4
9/30/2013	21.4	15.9

*** The CPR Rate (conditional payment rate) is the rate that is equal to the proportion of the principal of a pool of loans that is paid off prematurely in each period. Also, the comparison is not precise in that Washington Federal is a portfolio lender and not required to follow GSE servicing rules/regulations.

Washington Federal, Inc.
Fact Sheet
September 30, 2013
Delinquency Summary (excludes covered loans)
($ in Thousands)

			AMOUNT OF LOANS	# OF LOANS				% based		% based
TYPE OF LOANS	#LOANS	AVG Size	NET OF LIP & CHG-OFFs	30	60	90	Total	on #	$ Delinquent	on $

September 30, 2013
Single-Family Residential	28,984	185	$5,371,001	132	67	369	568	1.96%	$118,912	2.21%
Construction - Speculative	481	171	82,422	—	—	11	11	2.29%	2,375	2.88%
Construction - Custom	645	202	130,095	3	—	—	3	0.47%	417	0.32%
Land - Acquisition & Development	139	543	75,449	—	1	6	7	5.04%	2,173	2.88%
Land - Consumer Lot Loans	1,462	85	124,786	8	4	20	32	2.19%	4,723	3.78%
Multi-Family	1,036	767	794,478	—	—	5	5	0.48%	4,771	0.60%
Commercial Real Estate	1,164	534	621,194	10	5	25	40	3.44%	14,375	2.31%
Commercial & Industrial	855	382	326,433	3	1	4	8	0.94%	682	0.21%
HELOC	2,023	66	133,631	4	3	5	12	0.59%	985	0.74%
Consumer	8,049	7	55,479	145	67	76	288	3.58%	2,220	4.00%
	44,838	172	$7,714,968	305	148	521	974	2.17%	$151,633	1.97%

June 30, 2013
Single-Family Residential	29,040	181	$5,266,310	136	77	375	588	2.02%	$123,610	2.35%
Construction - Speculative	449	175	78,505	5	—	14	19	4.23%	2,999	3.82%
Construction - Custom	538	238	127,978	4	—	—	4	0.74%	240	0.19%
Land - Acquisition & Development	143	610	87,197	3	1	12	16	11.19%	8,679	9.95%
Land - Consumer Lot Loans	1,509	88	132,185	7	3	24	34	2.25%	4,806	3.64%
Multi-Family	1,051	689	723,682	1	1	8	10	0.95%	5,952	0.82%
Commercial Real Estate	1,187	531	630,546	13	7	27	47	3.96%	15,255	2.42%
Commercial & Industrial	889	379	336,808	4	4	7	15	1.69%	6,020	1.79%
HELOC	2,038	66	134,899	11	5	8	24	1.18%	2,050	1.52%
Consumer	8,635	7	60,630	143	72	75	290	3.36%	2,383	3.93%
	45,479	167	$7,578,740	327	170	550	1,047	2.30%	$171,994	2.27%

March 31, 2013
Single-Family Residential	29,656	182	$5,386,798	154	96	390	640	2.16%	$137,447	2.55%
Construction - Speculative	468	178	83,191	7	—	19	26	5.56%	4,725	5.68%
Construction - Custom	493	246	121,106	—	1	1	2	0.41%	211	0.17%
Land - Acquisition & Development	192	492	94,370	2	—	38	40	20.83%	13,507	14.31%
Land - Consumer Lot Loans	1,509	89	133,706	7	2	24	33	2.19%	4,683	3.50%
Multi-Family	1,105	639	705,657	1	—	5	6	0.54%	1,657	0.23%
Commercial Real Estate	2,011	307	617,558	19	1	19	39	1.94%	13,148	2.13%
Commercial & Industrial	1,120	265	296,834	11	—	4	15	1.34%	1,260	0.42%
HELOC	2,031	68	137,473	7	2	4	13	0.64%	835	0.61%
Consumer	8,480	8	64,082	150	61	38	249	2.94%	1,575	2.46%
	47,065	162	$7,640,775	358	163	542	1,063	2.26%	$179,048	2.34%

Washington Federal, Inc.
Fact Sheet
September 30, 2013
Average Balance Sheet
($ in Thousands)

	Quarters Ended
	March 31, 2013			June 30, 2013			September 30, 2013
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Loans and covered loans	$7,875,245	$112,879	5.81%	$7,724,376	$112,932	5.86%	$7,724,685	$112,260	5.77%
Mortgage-backed securities	2,505,756	10,642	1.72	2,525,808	11,951	1.90	2,773,736	14,195	2.03
Cash & Investments	1,478,678	2,977	0.82	1,630,762	3,283	0.81	1,436,060	3,471	0.96
FHLB & FRB Stock	153,320	7	0.02	151,874	10	0.03	166,149	375	0.90

Total interest-earning assets	12,012,999	126,505	4.27%	12,032,820	128,176	4.27%	12,100,630	130,301	4.27%
Other assets	1,030,178			1,010,351			949,874

Total assets	$13,043,177			$13,043,171			$13,050,504

Liabilities and Equity
Customer accounts	$9,094,374	16,695	0.74%	$8,980,485	16,385	0.73%	$9,060,426	16,052	0.70%
FHLB advances	1,881,667	16,787	3.61	1,930,000	17,075	3.54	1,930,000	17,291	3.54
Other borrowings	—	—	—	—	—	—	—	—	—

Total interest-bearing liabilities	10,976,041	33,482	1.24%	10,910,485	33,460	1.23%	10,990,426	33,343	1.20%
Other liabilities	144,925			201,155			128,667

Total liabilities	11,120,966			11,111,640			11,119,093
Stockholders’ equity	1,922,211			1,931,531			1,931,411

Total liabilities and equity	$13,043,177			$13,043,171			$13,050,504

Net interest income		$95,434			$93,023			$96,958

Net interest margin (1)			3.22%			3.10%			3.21%

(1)	Annualized net interest income divided by average interest-earning assets.